Exhibit 99.1

FOR IMMEDIATE RELEASE     October 30, 2025

CELESTICA ANNOUNCES TSX ACCEPTANCE OF NORMAL COURSE ISSUER BID

TORONTO, Canada - Celestica Inc. (NYSE: CLS) (TSX: CLS), a global leader in data center infrastructure and advanced technology solutions, today announced that the Toronto Stock Exchange (the “TSX”) has accepted the Company's notice to launch a Normal Course Issuer Bid (the “Bid”).
Under the Bid, the Company may repurchase on the open market, at its discretion during the period commencing on November 3, 2025 and ending on the earlier of November 2, 2026 and the completion of purchases under the Bid, up to 5,722,527 common shares, representing approximately 5.0% of the "public float" (within the meaning of the rules of the TSX) as at October 20, 2025, subject to the normal terms and limitations of such bids.
Under the TSX rules, the average daily trading volume of the common shares on the TSX during the six months ended September 30, 2025 was approximately 886,938 and, accordingly, daily purchases on the TSX pursuant to the Bid will be limited to 221,734 common shares, other than purchases made pursuant to the block purchase exception. The actual number of common shares which may be purchased pursuant to the Bid and the timing of any such purchases will be determined by management of the Company, subject to applicable laws and the rules of the TSX. In accordance with the TSX rules, the maximum number of common shares which may be repurchased for cancellation under the Bid will be reduced by the number of common shares purchased by non-independent brokers for delivery pursuant to stock-based compensation plans.
Purchases are expected to be made through the facilities of the TSX, the New York Stock Exchange, other designated exchanges and/or alternative Canadian trading systems, or by such other means as may be permitted by the Ontario Securities Commission or other applicable Canadian Securities Administrators, at prevailing market prices, including through one or more automatic share purchase plans. The Bid will be funded using existing cash resources and draws on its credit facility or other forms of available indebtedness, and any common shares repurchased by the Company under the Bid will be cancelled.
As of October 20, 2025, the Company had 115,036,621 issued and outstanding common shares and a "public float" (within the meaning of the rules of the TSX) of 114,450,556 common shares.
The Company believes that the purchases are in the best interest of the Company and constitute a desirable use of its funds.
The Company previously implemented a normal course issuer bid for its common shares which expires on October 31, 2025. Under its prior bid, the Company was authorized to purchase up to 8,609,693 common shares and repurchased and cancelled 1,522,831 common shares (through October 20, 2025) at a weighted average price of US$92.26 per share.

About Celestica
Celestica is a technology leader dedicated to driving customer success and market advancements. With deep expertise in design, engineering, manufacturing, supply chain and platform solutions, Celestica enables critical data center infrastructure for AI, cloud, and hybrid cloud and advances technologies in high-growth markets. With a talented team and a strategic global network, Celestica helps its customers achieve a competitive advantage. For more information on Celestica, visit www.celestica.com. Our securities filings can be accessed at www.sedarplus.ca and www.sec.gov.
The information contained on or accessible through www.celestica.com is not incorporated by reference into, and does not form part of, this press release.

Cautionary Note Regarding Forward-Looking Statements
This press release contains forward-looking statements, including, without limitation, statements related to: the Company's intention to commence the Bid, the timing, quantity and funding of any purchases of common shares under the Bid, and the expected facilities through which any such purchases may be made. Such forward-looking statements may, without limitation, be preceded by, followed by, or include words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “continues,” “project,” "target," "outlook," "goal," "guidance," “potential,” “possible,” “contemplate,” “seek,” or similar expressions, or may employ such future or conditional verbs as “may,” “might,” “will,” “could,” “should,” or “would,” or may otherwise be indicated as forward-looking statements by grammatical construction, phrasing or context. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the U.S. Private Securities Litigation Reform Act of 1995, where applicable, and for forward-looking information under applicable Canadian securities laws.
Forward-looking statements are provided to assist readers in understanding management’s current expectations and plans relating to the future. Forward-looking statements reflect our current estimates, beliefs and assumptions, which are based on management’s perception of historic trends, current conditions and expected future developments, as well as other factors it believes are appropriate in the circumstances, including certain assumptions about: the Company’s view with respect to its financial condition and prospects; the availability of capital resources for, and the permissibility under our credit facility of, repurchases of outstanding common shares under our current normal course issuer bid, compliance with applicable laws and regulations pertaining to normal course issuer bids; the existence of potentially superior uses for the Company’s cash resources than common share repurchases; the impact of anticipated market conditions on our businesses; tax and interest rates; the economy; no material changes in business activities resulting from current macroeconomic trends and uncertainties, including evolving global tariff and trade negotiations; our ability to achieve our strategic goals; as well as other market, financial and operational assumptions. Readers are cautioned that such information may not be appropriate for other purposes. Readers should not place undue reliance on such forward-looking information.
Forward-looking statements are not guarantees of future performance and are subject to risks that could cause actual results to differ materially from those expressed or implied in such forward-looking statements, including, among others, risks related to: reduction in customer revenue; the availability of capital resources for, and the permissibility under our credit facility of, repurchases of outstanding common shares under the Bid; compliance with applicable laws and regulations pertaining to normal course issuer bids; a reduction in the size of our "public float" as a result of repurchases made under the Bid; erosion in customer market competitiveness; changing revenue mix and margins; uncertain market, industry, political and economic conditions; changes to policies or legislation; cash flow, revenue, and operating results, and tax and interest variability; technology and IT disruption; increasing legal, tax and regulatory complexity and uncertainty (including in relation to our or our customers' businesses); and the potential adverse impacts of events outside of our control.
For more exhaustive information on the foregoing and other material risks, uncertainties and assumptions readers should refer to our public filings at www.sedarplus.ca and www.sec.gov, including in our most recent Management's Discussion and Analysis of Financial Condition and Results of Operations, Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed with, or furnished to, the U.S. Securities and Exchange Commission, and the Canadian Securities Administrators, as applicable.
Forward-looking statements speak only as of the date on which they are made, and we disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as expressly required by applicable law.
All forward-looking statements attributable to us are expressly qualified by these cautionary statements.

Contacts:
Celestica Global Communications                Celestica Investor Relations
(416) 448-2200                            (416) 448-2211
media@celestica.com                         clsir@celestica.com